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                                                                 Exhibit 10.6



                                 THIRD AMENDMENT
                          TO REVOLVING CREDIT AGREEMENT


         This THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Third Amendment") dated as of March 29, 1996, by and among HPSC, INC. (the "Borrower"), a Delaware corporation, THE FIRST NATIONAL BANK OF BOSTON, BANK OF AMERICA ILLINOIS, NATIONSBANK, N.A., CORESTATES BANK, N.A., THE SUMITOMO BANK, LIMITED (FORMERLY, THE DAIWA BANK, LIMITED), (collectively, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON as Agent for the Banks and BANK OF AMERICA ILLINOIS as co-agent for the Banks. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement (as defined below).

         WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Amended and Restated Revolving Credit Agreement dated as of May 15, 1995 (as amended by the First Amendment dated as of November 13, 1995 and the Second Amendment dated as of December 1, 1995 and as may be further amended, modified or supplemented and in effect from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested that certain terms and conditions of the Credit Agreement be amended and the Banks and the Agent have agreed to so amend the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.  AMENDMENT TO THE CREDIT AGREEMENT.

                  1.1 CERTAIN DEFINITIONS. Section 1 of the Credit Agreement is hereby amended by deleting the definition of SIS Credit Agreement and inserting in lieu thereof the following definition:

                  "Sale Agreements. Collectively, (i) the dental practice receivables-backed credit agreement dated as of April 13, 1995 by and between the Borrower and SISB; (ii) the sale agreement dated as of November 3, 1995 by and between the Borrower and SISB (iii) any other sale or credit agreements entered into from time to time by and between the Borrower and financial institutions provided that such agreements are substantially in the form of Exhibit J attached hereto and made a part hereof."

                  1.2 AMENDMENT TO SECTION 8.1(m) OF THE CREDIT AGREEMENT.
Section 8.1(m) of the Credit Agreement is hereby amended by deleting the text "SIS Credit Agreement" and

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inserting in lieu thereof the text "Sale Agreements" and by deleting the dollar amount "$5,000,000" and inserting in lieu thereof the dollar amount
"$12,500,000".

                  1.3. AMENDMENT TO SECTION 8.2 OF THE CREDIT AGREEMENT. Section
8.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of subsection (l), (ii) deleting the period appearing at the end of subsection (m) and inserting in lieu thereof a semicolon and (iii) inserting the following new subsection (n) at the end thereof:

                  "(n) liens granted by the Borrower to financial institutions on assets which are sold or otherwise transferred pursuant to the Sale Agreements."

                  1.4. AGENT'S AUTHORIZATION. Section 14.1 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

                  "Each of the Banks and the Agent further acknowledge and agree that (i) the Agent is authorized, from time to time, to release the security interest created by the Security Documents in any assets sold or otherwise transferred by the Borrower pursuant to the Sale Agreements and that (ii) the Agent is authorized to execute and deliver, on behalf of the Banks and the Agent, such partial releases under the Uniform Commercial Code as may be necessary or desirable to accomplish a release of the security interest created by the Security Documents in the assets sold or otherwise transferred by the Borrower pursuant to the Sale Agreements."

         1.5. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby further amended by deleting the text "SIS Credit Agreement" each time such text appears and inserting in lieu thereof the text "Sale Agreements".

         1.6 EXCLUSION OF CREDIDENT. Each reference in the Credit Agreement to the exclusion "(other than Credident)" or "(other than Funding or Credident)" shall be deemed to cover, without limitation, any foreign currency translation adjustment related to Credident or to the Borrower's investment in Credident, with the result that such adjustments not be reflected in the Borrower's financial reporting for purposes of the Credit Agreement.

         1.7 EXHIBITS B, D AND J. Exhibits B and D to the Credit Agreement are hereby amended by deleting such Exhibits in their entirety and substituting the Exhibits B and D attached hereto in place thereof. Exhibit J to this Third Amendment is added as new Exhibit J to the Credit Agreement.


         2. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall not become effective unless and until:

         (a) the Agent receives counterparts of this Third Amendment executed by each of the Borrower, the Majority Banks, the Agent and the Guarantor; and

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         (b)      all proceedings in connection with the transactions
                  contemplated by this Third Amendment and all documents incident hereto, shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and counterpart originals or certified or other copies of such documents as the Agent may reasonably request.


         3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrower represents and warrants to the Agent and the Banks that (a) each and every one of the representations and warranties made by the Borrower to the Agent and the Banks in Section6 or elsewhere in the Credit Agreement or in the other Loan Documents, as amended by this Third Amendment, are true and correct in all material respects on and as of the date hereof except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in Sections 7 and 8 or elsewhere in the Credit Agreement or the other Loan Documents, as amended by this Third Amendment; and (c) no event has occurred or is continuing and no condition exists which constitutes a Default or Event of Default.


         4. RATIFICATION, ETC. Except as expressly amended by this Amendment, the Credit Agreement and the Loan Documents and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Borrower confirms and agrees that the Obligations of the Borrower to the Banks under the Loan Documents, as amended hereby, are secured by, guarantied under, and entitled to the benefits, of the Security Documents. The Borrower, the Guarantor, the Agent and the Banks hereby acknowledge and agree that all references to the Credit Agreement and the Obligations thereunder contained in any of the Loan Documents shall be references to the Credit Agreement and the Obligations, as affected and increased hereby and as the same may be amended, modified, supplemented, or restated from time to time. The Security Documents and the perfected first priority security interests of the Agent on behalf of the Banks thereunder shall continue in full force and effect, and the collateral security and guaranties provided for in the Security Documents shall not be impaired by this Amendment. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement.


         5. MISCELLANEOUS. The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent or any of the Banks in connection with the preparation of this Third Amendment and the documents referred to herein (including reasonable legal fees). Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or either of the Banks consequent thereon. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute part of this Third Amendment for any other purpose. This Third

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         Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts (without reference to conflict of laws).



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         IN WITNESS WHEREOF, the undersigned have duly executed this Third
Amendment as a sealed instrument as of the date first set forth above.

                                           HPSC, INC.


                                           By: Rene Lefebvre
                                              __________________________________
                                                    Name: Rene Lefebvre
                                                    Title: CFO


                                           THE FIRST NATIONAL BANK
                                             OF BOSTON, individually and
                                              as Agent


                                           By: Robert F. Keeler
                                              __________________________________
                                                    Name: Robert F. Keeler
                                                    Title: Vice President


                                           BANK OF AMERICA ILLINOIS,
                                              individually and as co-agent


                                           By: Mark N. Hurley
                                              __________________________________
                                                    Name: Mark N. Hurley
                                                    Title: Managing Director

                                           NATIONSBANK, N.A.


                                           By: Roger A. Lee
                                              __________________________________
                                                    Name: Roger A. Lee
                                                    Title: Vice President

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                                                 CORESTATES BANK, N.A.


                                                 By: Verna R. Prentice
                                                    ____________________________
                                                         Name: Verna R. Prentice
                                                         Title: Vice President

                                                 THE SUMITOMO BANK, LIMITED


                                                 By: D.G. Eastman
                                                    ____________________________
                                                          Name: D.G. Eastman
                                                          Title: Vice President
                                                                 and Manager

                                                 By: Alfred DeGemmis
                                                    ____________________________
                                                          Name: Alfred DeGemmis
                                                          Title: Vice President


Consented to by the undersigned Guarantor:

AMERICAN COMMERCIAL
  FINANCE CORPORATION


                        By: John W. Everets
                           ______________________________

                            John W. Everets
                            President

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                                    Exhibit B


                   REVISED FORM of BORROWING BASE CERTIFICATE


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                                    Exhibit D

                     REVISED FORM OF COMPLIANCE CERTIFICATE



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                                    Exhibit J

                             FORM OF SALE AGREEMENT